                        Transamerica Income Shares, Inc.

                                 ANNUAL REPORT

                                 MARCH 31, 2001

                              [TRANSAMERICA LOGO]

REPORT TO SHAREHOLDERS:
    During the first quarter of 2001, the pace of economic growth in the US continued to slow, although the rate of decline probably moderated from the steep drop experienced during the fourth quarter. The industrial sector remained quite weak, while consumer demand picked up slightly from the sharply lower levels of the fourth quarter. Although most indicators were consistent with a slowing economy, job growth remained positive and housing demand remained relatively strong. Mirroring the slowing in the US economy, all major international economies slowed as well.

    The Federal Reserve was sufficiently concerned about the moderation in economic growth to cut the Federal Funds rate 150 basis points during the first quarter, which is the most aggressive easing implemented during Greenspan's tenure. These cuts were followed by another 50 basis points cut in the Federal Funds rate on April 18, 2001. The Federal Reserve is expected to continue to ease aggressively in the face of slower economic growth and moderate inflation.

    Inflationary pressures have increased slightly in recent quarters, but remain moderate by historical standards. Part of the increase in prices was due to producers being able to push through some increases in the costs of material and labor. The economic environment favors lower prices; commodity and labor prices should experience less pressure as the demand for goods and services decline in the face of a slowing economy.

    Going forward, the key to a domestic and global recovery rests upon the American consumer, whose demand for goods and services accounts for about two-thirds of the US GDP. The combination of aggressive Federal Reserve easing and income tax cuts should result in sluggish but positive GDP growth by the end of the year.

    Based upon this outlook, Transamerica Income Shares will continue to favor corporate bonds selected for their credit quality and long-term return potential.

    Despite slowing in the economy during the first quarter of 2001, Transamerica Income Shares continued to outperform its peers, maintaining its 20 year #1 ranking in its Lipper peer group.*

    At March 31, 2001, the Company's total net assets were $152,765,692 or $24.18 per share compared to $148,772,107 or $23.54 per share on March 31, 2000. Net investment income for the year ended March 31, 2001 was $11,865,463 or $1.88 per share compared to $1.93 per share for the comparable period in 2000.

PORTFOLIO MANAGEMENT
    Management of the Company's portfolio, including the day-to-day portfolio decisions are made by a team of fixed income professionals led by Heidi Y. Hu, the primary portfolio manager who is also a Vice President of the Company and of Transamerica Investment Management, LLC, the Fund's Investment Adviser (the "Adviser").

*Transamerica Income Shares was ranked #1 out of 13 "BBB" closed-end bond funds for the 20 year period ending March 31, 2001 by Lipper Analytics Services, Inc.

HIGHLIGHTS: For the years ended March 31:

                                           2001    2000
PER SHARE:                                ------  ------
Net investment income...................  $ 1.88  $ 1.93
Income dividends paid...................    1.89    1.91
Capital gain distribution...............    0.00    0.01
Net asset value.........................  $24.18  $23.54

DISTRIBUTIONS**:  For the fiscal years ended March 31:

2001..............................................  $1.89
2000..............................................  $1.92
1999..............................................  $2.00
1998..............................................  $1.98
1997..............................................  $1.93

 ** Includes a distribution of $0.01, $0.12, $0.04 and $0.03 from realized gains in 2000, 1999, 1998 and 1997, respectively.

QUALITY: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on March 31, 2001:

AA................................................   5.7%
A.................................................  34.6%
BBB...............................................  44.6%
Lower or non-rated................................  15.1%

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 2001

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
BONDS & DEBENTURES -- 93.5%
AIRLINES -- 1.3%
Delta Air Lines, Inc.
                                 9.750%  05/15/21  $2,000,000  $  2,023,760
---------------------------------------------------------------------------
AUTOMOBILES -- 8.0%
Daimler Chrysler North America
                                 7.750%  01/18/11   3,000,000     3,096,990
ERAC US Finance Company
                                 8.250%  05/01/05   4,500,000     4,694,670
General Motors Corporation
                                 9.400%  07/15/21   3,750,000     4,479,300
                                                               ------------
                                                                 12,270,960
---------------------------------------------------------------------------
BANK & FINANCE -- 10.7%
Royal Bank of Scotland
                                 9.118%  03/31/49   3,000,000     3,393,240
HSBC Capital Funding
                                10.176%  12/31/49   5,500,000     6,777,100
Heller Financial Inc.
                                 6.375%  03/15/06   3,000,000     3,019,620
Union Planters Corporation
                                 7.750%  03/01/11   3,000,000     3,082,380
                                                               ------------
                                                                 16,272,340
---------------------------------------------------------------------------
BUILDING MATERIALS -- 2.9%
Cemex SA de CV
                                 9.625%  10/01/09   4,250,000     4,451,875
---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 6.6%
Pacific Bell, Inc.
                                 8.500%  08/15/31   3,000,000     3,084,330
Telecommunications, Inc.
                                 9.250%  01/15/23   2,000,000     2,134,360
Telefonica De Argentina
                                11.875%  11/01/04   4,700,000     4,817,500
                                                               ------------
                                                                 10,036,190
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2001

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
ELECTRIC UTILITIES -- 6.3%
Calpine Corporation
                                 8.250%  08/15/05  $2,500,000  $  2,548,975
CMS Energy Corporation
                                 8.000%  07/01/01   4,500,000     4,488,750
Connecticut Light & Power Company
                                 7.875%  10/01/24   1,000,000     1,008,010
Long Island Lighting Company
                                 9.000%  11/01/22   1,500,000     1,606,470
                                                               ------------
                                                                  9,652,205
---------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 8.0%
Albertson's Inc.
                                 7.500%  02/15/11   3,000,000     3,057,090
Shoppers Food Warehouse Corporation
                                 9.750%  06/15/04   4,500,000     4,719,015
Stater Brothers Holdings, Inc.
                                10.750%  08/15/06   2,550,000     2,409,750
Supervalu, Inc.
                                 7.800%  11/15/02   2,000,000     2,001,800
                                                               ------------
                                                                 12,187,655
---------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 4.5%
Manor Care Inc. New
                                 8.000%  03/01/08   3,000,000     3,060,000
Omnicare Inc.
                                 8.125%  03/15/11   3,750,000     3,843,750
                                                               ------------
                                                                  6,903,750
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.7%
Textron, Inc.
                                 8.750%  07/01/22   1,000,000     1,073,310
---------------------------------------------------------------------------
INSURANCE -- 7.5%
American General Instit Cap.
                                 8.125%  03/15/46   4,000,000     4,079,200
AXA SA
                                 8.600%  12/15/30   4,000,000     4,355,000
Unumprovident Corporation
                                 7.625%  03/01/11   3,000,000     3,039,720
                                                               ------------
                                                                 11,473,920
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2001

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
MACHINERY -- 2.1%
Caterpillar Corporation
                                 9.750%  06/01/19  $1,919,000  $  2,002,016
                                 9.375%  03/15/21   1,000,000     1,245,870
                                                               ------------
                                                                  3,247,886
---------------------------------------------------------------------------
MEDIA, ENTERTAINMENT, AND LEISURE -- 9.0%
CF Cable TV, Inc.
                                 9.125%  07/15/07   1,000,000     1,109,200
EchoStar Communications Corporation
                                 9.250%  02/01/06   1,000,000       995,000
                                 9.375%  02/01/09   1,000,000       995,000
News America Holdings, Inc.
                                 9.250%  02/01/13   3,500,000     3,948,735
MGM Mirage
                                 8.500%  09/15/10   6,350,000     6,680,454
                                                               ------------
                                                                 13,728,389
---------------------------------------------------------------------------
METALS & MINING -- 0.8%
Carpenter Technology Corporation
                                 9.000%  03/15/22   1,000,000     1,044,050
National Steel Corporation
                                 8.375%  08/01/06     575,000       207,000
                                                               ------------
                                                                  1,251,050
---------------------------------------------------------------------------
MULTILINE RETAILING -- 6.8%
K Mart Inc.
                                 7.750%  10/01/12   2,460,000     2,473,776
May Department Stores Company
                                 8.375%  10/01/22   2,000,000     2,084,340
Target Corporation
                                10.000%  01/01/11   1,000,000     1,267,590
                                 9.250%  08/15/11   2,800,000     3,477,040
                                 8.500%  12/01/22   1,000,000     1,046,730
                                                               ------------
                                                                 10,349,476
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2001

                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
OIL & GAS -- 8.3%
Northwest Pipeline Corporation
                                 9.000%  08/01/22  $2,000,000  $  2,167,900
Occidental Petroleum Corporation
                                10.125%  09/15/09     500,000       610,415
Pemex Finance, Ltd.
                                 9.030%  02/15/11   4,900,000     5,303,662
Valero Energy
                                 6.750%  12/15/02   4,500,000     4,582,125
                                                               ------------
                                                                 12,664,102
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 4.6%
Abitibi-Consolidated, Inc.
                                 8.850%  08/01/30   4,000,000     4,130,960
Georgia Pacific Corporation
                                 9.625%  03/15/22   3,000,000     2,937,180
                                                               ------------
                                                                  7,068,140
---------------------------------------------------------------------------
REAL ESTATE -- 3.7%
Host Marriott LP
                                 9.250%  10/01/07   2,500,000     2,556,250
Simon Property Group, Inc.
                                 6.750%  11/15/03   3,000,000     3,025,410
                                                               ------------
                                                                  5,581,660
---------------------------------------------------------------------------
RAIL -- 0.8%
Burlington Northern Railroad, Inc.
                                 9.250%  10/01/06   1,000,000     1,144,580
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)
MARCH 31, 2001

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITY -- 0.9%
United Mexican States
                                 9.875%  02/01/10  $1,300,000  $  1,394,250
---------------------------------------------------------------------------
TOTAL BONDS & DEBENTURES
  (cost $136,089,423)                                           142,775,498
---------------------------------------------------------------------------
PREFERRED STOCK -- 4.6%
Centaur Funding Corporation
  (cost of $6,844,146)                                  6,750     7,080,750
---------------------------------------------------------------------------
TIME DEPOSIT -- 0.8%
State Street Bank Eurodollar Time Deposit
                                  4.50%  04/03/01  $1,176,000     1,176,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.9%
(cost $144,109,569)*                       151,032,248
OTHER ASSETS LESS LIABILITIES -- 1.1%        1,733,444
-------------------------------------------------------
NET ASSETS -- 100.0%                      $152,765,692
-------------------------------------------------------

  * AGGREGATE COST FOR FEDERAL TAX PURPOSES. AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF VALUE OVER TAX COST AND AGGREGATE GROSS UNREALIZED DEPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF TAX COST OVER VALUE WERE $7,661,928 AND $739,249, RESPECTIVELY. NET UNREALIZED APPRECIATION FOR TAX PURPOSES IS $6,922,679.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

ASSETS
Investments, at value
  (identified cost -- $144,109,569)                 $151,032,248
Cash                                                         465
Receivables:
  Securities Sold                                      4,966,335
  Interest                                             2,748,662
Other assets                                              42,755
                                                    ------------
                                                     158,790,465
                                                    ------------
LIABILITIES
Payables:
  Securities Purchased                                 4,844,535
  Income dividends declared                            1,011,003
  Investment advisory fees                                65,110
Accrued expenses and other liabilities                   104,125
                                                    ------------
                                                       6,024,773
                                                    ------------
NET ASSETS applicable to 6,318,771 capital shares
  outstanding, $1.00 par value (authorized
  20,000,000 shares)                                $152,765,692
                                                    ============
NET ASSET VALUE PER SHARE                           $      24.18
                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital                                     $144,188,883
Undistributed net investment income                      254,370
Accumulated net realized gain on investments           1,399,760
Net unrealized appreciation of investments             6,922,679
                                                    ------------
NET ASSETS                                          $152,765,692
                                                    ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
Interest and discount earned                           $12,315,969
Dividend income                                            500,620
                                                       -----------
Total Income                                           $12,816,589
                                                       -----------
EXPENSES:
Investment adviser fee                                     740,290
Transfer agent fees and expenses                            60,068
Audit Fees                                                  34,786
Postage                                                     28,361
Custodian fees                                              19,655
Directors' fees and expenses                                16,212
Insurance                                                    4,892
Other                                                       46,862
                                                       -----------
Total expenses                                             951,126
                                                       -----------
NET INVESTMENT INCOME                                   11,865,463
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments                         1,639,393
Change in net unrealized appreciation on
  investments                                            2,431,206
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS                                            4,070,599
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $15,936,062
                                                       ===========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31,

                                              2001          2000
                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                     $ 11,865,463  $ 12,200,874
Net realized gain (loss) on investments      1,639,393      (239,633)
Net change in realized appreciation on
  investments                                2,431,206    (9,085,848)
                                          ------------  ------------
Net increase in net assets resulting
  from operations                           15,936,062     2,875,393
                                          ------------  ------------
DIVIDENDS/DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                      (11,942,477)  (12,053,056)
Net realized gains                             --            (81,051)
                                          ------------  ------------
Net decrease in net assets resulting
  from distributions                       (11,942,477)  (12,134,107)
                                          ------------  ------------
Net increase (decrease) in net assets:       3,993,585    (9,258,714)
NET ASSETS:
Beginning of year                          148,772,107   158,030,821
                                          ------------  ------------
End of year(1)                            $152,765,692  $148,772,107
                                          ============  ============
(1) Includes undistributed net
    investment income of:                 $    254,370  $    331,384
                                          ============  ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance & information derived from the financial statements.

                                          YEAR ENDED MARCH 31,
                           --------------------------------------------------
                             2001      2000        1999      1998      1997
                           --------  --------    --------  --------  --------
NET ASSET VALUE
Beginning of year          $  23.54  $  25.01    $  25.31  $  23.93  $  24.58
OPERATIONS:
Net investment income          1.88      1.93        1.89      1.93      1.89
Net realized and
  unrealized gain (loss)       0.65     (1.48)      (0.19)     1.43     (0.61)
                           --------  --------    --------  --------  --------
Total from Investment
  Operations                   2.53      0.45        1.70      3.36      1.28
                           --------  --------    --------  --------  --------
DIVIDEND/DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income         (1.89)    (1.91)      (1.88)    (1.94)    (1.90)
Net realized gains            (0.00)    (0.01)      (0.12)    (0.04)    (0.03)
                           --------  --------    --------  --------  --------
Total
  dividends/distributions     (1.89)    (1.92)      (2.00)    (1.98)    (1.93)
                           --------  --------    --------  --------  --------
NET ASSET VALUE
End of year                $  24.18  $  23.54    $  25.01  $  25.31  $  23.93
                           ========  ========    ========  ========  ========
MARKET VALUE PER SHARE
End of year                $ 24.900  $ 21.563    $ 25.188  $ 26.000  $ 24.375
                           ========  ========    ========  ========  ========
TOTAL RETURN(1)               25.03%    (7.01)%      4.44%    15.31%     8.22%
                           ========  ========    ========  ========  ========
RATIOS AND SUPPLEMENTAL
  DATA:
Expenses to average net
  assets                       0.64%     0.64%       0.63%     0.63%     0.62%
Net investment income          8.04%     8.02%       7.45%     7.73%     7.77%
Portfolio turnover              122%       64%         33%       21%       16%
Net assets, end of year
  (in thousands)           $152,766  $148,772    $158,031  $159,927  $151,196
                           ========  ========    ========  ========  ========
The number of shares outstanding at the end of each year was 6,318,771.

------------------------------------

  1 Based on the market price of the Company's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH  31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting policies in the preparation of its financial statements:

(A) VALUATION OF SECURITIES -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective securities. Distributions from net investment income are determined and paid monthly.

(C) FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. As of March 31, 2001, the Company has capital loss carryforward available to offset future realized capital gain. Transamerica Income Shares, Inc. has a capital loss carryforward of $239,633 expiring in year 2007. To the extent that such carryforward is available, no capital gain distribution will be made.

(D) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Management, LLC, (the "Adviser"), a wholly owned subsidiary of Transamerica Investment Services, Inc. which is wholly owned in turn by Transamerica Corporation, and by AEGON, N.V., The Hague, The Netherlands. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the year ended March 31, 2001.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

As of March 31, 2001, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $177,955,416 and $176,899,087, respectively, for the year ended March 31, 2001.

4. OTHER -- In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Company currently does not amortize premiums on fixed income securities. Upon adoption, the Company will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Company has not completed its analysis of the impact of this accounting change.

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders
Transamerica Income Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the "Company"), including the schedule of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Los Angeles, California
April 19, 2001

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Company's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Company through participation in the Automatic Reinvestment Plan. Under the Plan, Mellon Investor Services, as administrator (the "Administrator"), automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Administrator for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Administrator is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

A newer feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Administrator charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the
Administrator:

Mellon Investor Services
Shareholder Investment Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541

OFFICERS AND DIRECTORS
GARY U. ROLLE, PRESIDENT & CHAIRMAN
DR. JAMES H. GARRITY, DIRECTOR
PETER J. SODINI, DIRECTOR
JON C. STRAUSS, DIRECTOR
HEIDI Y. HU, VICE PRESIDENT
WILLIAM T. MILLER, TREASURER
THOMAS M. ADAMS, SECRETARY
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INVESTMENT ADVISER
Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
Mellon Investor Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.mellon-investor.com

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LISTED
New York Stock Exchange
Symbol: TAI
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Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.